UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2014 (June 30, 2014)

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 14th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effectiveness of 2014 Stock Purchase Program

On June 30, 2014, the Company’s previously disclosed 2014 Stock Purchase Program (the “Program”) became effective upon the effectiveness of stockholder approval of the Program. The board of directors of the Company (the “Board”) had previously adopted and approved the Program, subject to effectiveness upon stockholder approval.

Executive officers of the Company are eligible to be selected by the committee established under the Program to participate in the Program.

The material terms of the Program were described in the section titled “Action Four: Approval of the 2014 Stock Purchase Program” in the Company’s Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on June 11, 2014 (the “Information Statement”), which description is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On July 3, 2014, consistent with the amendments described below and as previously disclosed in the Information Statement, the Company filed an amendment and restatement of the Second Amended and Restated Certificate of Incorporation of the Company (the “Third Amended and Restated Certificate”) with the Secretary of State of the State of Delaware, at which time the Third Amended and Restated Certificate became effective.

As previously disclosed in the Information Statement, the substantive amendments included in the Third Amended and Restated Certificate were as follows: (i) deleting the requirement that the Company’s Class B Common Stock, par value $0.001 per share, may not be transferred to any person unless a corresponding number of Class B Units in each of three operating subsidiaries of the Company, Realty Capital Securities, LLC, RCS Advisory Services, LLC and American National Stock Transfer, LLC, is also transferred to the same person; (ii) providing that the Executive Committee or any other duly authorized committee of the Board can call a special meeting of stockholders; and (iii) deleting a requirement that all directors must be nominated by the Board.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Certificate, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of RCS Capital Corporation.
99.1	“Action Four: Approval of the 2014 Stock Purchase Program” in RCS Capital Corporation’s Definitive Information Statement dated June 10, 2014 (incorporated by reference to the Definitive Information Statement filed by RCS Capital Corporation on June 11, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: July 3, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director